Ohio National Fund, Inc.

Supplement dated July 26, 2022

to the Statement of Additional Information dated April 29, 2022

The following supplements and amends the Statement of Additional Information dated April 29, 2022, as previously supplemented:

Effective August 19, 2022, Intech Investment Management LLC is replacing Janus Henderson Investors US LLC as sub-adviser to the ON Janus Henderson U.S. Low Volatility Portfolio (the “Portfolio”). In connection with this change in sub-advisers, the Portfolio is being renamed as the ON U.S. Low Volatility Portfolio and the Portfolio’s advisory and sub-advisory fees are being reduced.

As a result of these changes, the Statement of Additional Information is amended as follows:

All references to the ON Janus Henderson U.S. Low Volatility Portfolio are deleted and replaced with references to the ON U.S. Low Volatility Portfolio, and all references to Janus Henderson Investors US LLC, are deleted.

Additionally, the information under the following headings is amended as noted:

Fund History

The seventh paragraph under “Fund History” is deleted in its entirety and replaced with the following paragraph:

The investment and reinvestment of ON U.S. Low Volatility Portfolio assets are managed by Intech Investment Management LLC (“Intech”) as sub-adviser. The principal business address of Intech is 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401.

Investment Advisory and Other Services

The advisory fee table for the Portfolio under “Investment Advisory and Other Services” is deleted and replaced with the following:

ON U.S. Low Volatility Portfolio††
0.575% of first $500 million
0.555% over $500 million

††Rates effective August 19, 2022

The sub-advisory fee table for the Portfolio under “Investment Advisory and Other Services” is deleted and replaced with the following:

ON U.S. Low Volatility Portfolio††
(Intech)
0.10% of all net assets

††Rates effective August 19, 2022

The date of initial approval of the current Sub-Advisory Agreement for the Portfolio by the Board of Directors is amended to read May 13, 2022.

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Please retain this supplement with your Statement of Additional Information for future reference.